UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): February 1, 2001



                            STONE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


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          Delaware                        1-12074                 72-1235413
  (State or other jurisdiction       (Commission file         (I.R.S. employer
     of incorporation)                    number)            identification no.)
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                           625 E. Kaliste Saloom Road
                           Lafayette, Louisiana 70508
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (337) 237-0410




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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

         On February 1, 2001, Partner Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Stone Energy Corporation, merged with and into Basin Exploration, Inc., a Delaware corporation, pursuant to the Agreement and Plan of Merger dated as of October 28, 2000 by and among Stone, Basin and Partner Acquisition. Stockholders of Stone and Basin approved the merger at special meetings of stockholders held on February 1, 2001.

         In the merger, each issued and outstanding share of Basin common stock (other than any shares of Basin common stock held by Basin, Stone or their wholly-owned subsidiaries, which were cancelled and retired) was converted into the right to receive 0.3974 of a share of Stone common stock. Former Basin stockholders who would otherwise be entitled to receive fractional shares of Stone common stock instead are entitled to receive a cash payment for their fractional interests. The exchange ratio was determined through arm's length negotiations between the parties. Stone expects to issue approximately 7.5 million additional shares of Stone common stock in the merger, which would give Stone a total of approximately 26 million outstanding shares of common stock. The transaction was accounted for as a pooling of interests.

         A further description of the merger, including additional information pursuant to this Item 2, is contained in the merger agreement, which is filed as
Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the Joint Proxy Statement/Prospectus that is part of the Registration Statement on Form S-4 filed by Stone with the Securities and Exchange Commission ("SEC") on December 15, 2000 and declared effective by the SEC on December 22, 2000, which is incorporated herein by reference.


Item 5. OTHER EVENTS

         In connection with the merger, on February 1, 2001, Stone's stockholders approved a proposal to amend Stone's Certificate of Incorporation to increase the authorized shares of Stone common stock from 25 million shares to 100 million shares and Stone filed a Certificate of Amendment of its Certificate of Incorporation with the Delaware Secretary of State, which Certificate of Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)   Financial Statements of Business Acquired

     1) The audited Consolidated Statements of Operations, Cash Flow and Changes in Stockholders' Equity for the years ended December 31, 1999, 1998 and 1997, the audited Consolidated Balance Sheets as of December 31, 1999 and 1998, the accompanying Notes to Consolidated Financial Statements of Basin Exploration, Inc. and the Report of Independent Public Accountants are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

     2) The unaudited Consolidated Statements of Operations, Cash Flow and Changes in Stockholders' Equity for the three- and nine-month periods ended September 30, 2000 and September 30, 1999, the unaudited Consolidated Balance Sheets as of September 30, 2000 and September 30, 1999 and the accompanying Notes to Consolidated Financial Statements of Basin Exploration, Inc. are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

b)   Pro Forma Financial Information

         The  Condensed  Unaudited  Pro  Forma  Combined  Balance  Sheet  as  of
September 30, 2000, the Condensed Unaudited Pro Forma Combined Statements of Operations for the nine-month periods ended September 30, 2000 and September 30, 1999 and for the years ended December 31, 1999, December 31, 1998 and December 31, 1997, and the accompanying Notes to Condensed Unaudited Pro Forma Combined Financial Statements are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

c)   Exhibits

     2.1- Agreement and Plan of Merger, dated as of October 28, 2000, by and among Stone Energy Corporation, Partner Acquisition Corp. and Basin Exploration, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus contained in Stone's Registration Statement on Form S-4 (File No. 333-51968)).

     *4.1- Certificate of Amendment of Stone Energy Corporation's Certificate of Incorporation

     *23.1 - Consent of Arthur Andersen LLP

     99.1 - Audited Financial Statements of Basin Exploration, Inc., including Report of Independent Public Accountants (incorporated by reference to Basin's Annual Report on Form 10-K for the year ended December 31, 1999, filed on March 29, 2000).

     99.2  -  Unaudited   Financial   Statements  of  Basin  Exploration,   Inc.
(incorporated by reference to Basin's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed on November 14, 2000).

     99.3 - Condensed Unaudited Pro Forma Combined Financial Statements of Stone Energy Corporation (incorporated by reference to the Joint Proxy Statement/Prospectus contained in Stone's Registration Statement on Form S-4 (File No. 333-51968)).

* Filed herewith






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   STONE ENERGY CORPORATION



Dated: February 7, 2001                            By:      /s/James H. Prince
                                                             ------------------
                                                               James H. Prince
                                                         Chief Financial Officer




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                                  EXHIBIT INDEX

     2.1 - Agreement and Plan of Merger, dated as of October 28, 2000, by and among Stone Energy Corporation, Partner Acquisition Corp. and Basin Exploration, Inc. (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus contained in Stone's Registration Statement on Form S-4 (File No. 333-51968)).

     *4.1 - Certificate of Amendment of Stone Energy Corporation's Certificate of Incorporation

     *23.1 - Consent of Arthur Andersen LLP

     99.1 - Audited Financial Statements of Basin Exploration, Inc., including Report of Independent Public Accountants (incorporated by reference to Basin's Annual Report on Form 10-K for the year ended December 31, 1999, filed on March 29, 2000).

     99.2  -  Unaudited   Financial   Statements  of  Basin  Exploration,   Inc.
(incorporated by reference to Basin's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, filed on November 14, 2000).

     99.3 - Condensed Unaudited Pro Forma Combined Financial Statements of Stone Energy Corporation (incorporated by reference to the Joint Proxy Statement/Prospectus contained in Stone's Registration Statement on Form S-4 (File No. 333-51968)).

* Filed herewith






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